                                                                    EXHIBIT 10.5

                                    FORM OF
                                     LEASE
                                     -----

     THIS LEASE dated as of this first day of December, 1979, by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Natick, Massachusetts, hereinafter referred to as the "Lessee".

                             W I T N E S S E T H :
                             -------------------

PREMISES
--------

     1. The Lessor hereby leases to the Lessee and the Lessee leases from the Lessor upon the terms and conditions herein set forth the land and premises located at Locke Drive, Marlborough Industrial Park, Malborough, Massachusetts, as more particularly described in Exhibit A attached hereto, with all buildings, additions, improvements and fixtures now or hereafter located thereon or therein (hereinafter referred to as the "Premises") and all personal or real and personal property acquired with the proceeds of the $750,000 principal amount of Industrial Revenue Bond (Data Translation, Inc.) of the City of Marlborough (the "Project Bond"), including without limitation the property described in Exhibit B attached hereto, and any modification thereof, substitutions therefor and additions thereto made in pursuance of the loan agreement (the "Loan Agreement") of even date and delivery herewith between the City of Marlborough, acting by and through its Industrial Development Financing Authority, as lender, and the Lessor, as borrower (the "Leased Machinery"). The Premises and Leased Machinery as they may at any time exist are collectively referred to herein as the "Project".

TERM
----

     2. To have and to hold the Project for a term of fifteen (15) years, commencing on this first day of December, 1979, and ending on the first day of December, 1994, unless sooner terminated as herein provided.

BASIC AND ADDITIONAL RENT
-------------------------

     3. The Lessee agrees to pay as rent hereunder the aggregate amount for which provision is made as follows:

          A. The Lessee shall pay to the Indenture Trustee, in immediately available funds for deposit in the Bond Fund for account of the Issuer on or before each Loan Payment Date a sum which, together with other monies available for such purpose in the Bond Fund, will equal the payment coming due on such date under Section 5.1 of the Loan Agreement.

          B. The Lessee shall pay to the Lessor annually during the term hereof, on or before the thirtieth day of November of each year of such term, the sum of Fifteen Thousand Dollars ($15,000).

          C. The Lessee shall also pay to the Lessor annually during the term hereof, on or before the thirtieth day of November of each year of such term, the Cost of Living Payment to be determined as follows: The Cost of Living Payment shall be zero for the first year (December 1, 1979 - November 30, 1980) hereof. For each succeeding year of the term hereof (the Current Lease Year"),
(a) the percentage increase in the cost of living (the "Percentage") shall be computed using as the basis of such computation the "Consumer Price Index for Urban Wage Earners and Clerical Workers, Boston, Mass., All Items - Series A (1967 = 100)" (the "Index") published by the Bureau of Labor Statistics of the United States Department of Labor. The Index number for the month of December, 1979 (or for the nearest reported preceding month) shall be the "Base Index Number", and the corresponding number for the month of December which starts the Current Lease Year (or for the nearest reported preceding month) shall be the "Current Index Number". The Percentage shall be ascertained by dividing the Current Index Number by the Base Index Number and subtracting the integer 1 from the quotient. (b) The Cost of Living Payment shall be zero if the Percentage is less than zero. Otherwise, the Cost of Living Payment shall be the Percentage multiplied by the sum of the rental payments called for during the Current Lease Year by Sections 3A and 3B hereof. In the event (i) that the publication of the Index shall be discontinued for the City of Boston or (ii) that the Index shall be published at other than quarterly intervals, there shall be made in the method of calculation herein provided such revisions as the circumstances may require to carry out the intent of this Section 3C.

          D. The Lessee agrees during each year of the term hereof to pay as additional rent hereunder (a) the Additional Payments required to be paid pursuant to Section 5.2 of the Loan Agreement and (b) all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project or any machinery or other property installed or brought by the Lessee therein thereon, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project. Such additional rent shall be paid to the Lessor or, at the Lessor's option, directly to the person or entity to whom or to which such additional rent is due.

          E. So long as the Bond is outstanding, if at any time there is a final determination that the interest on the Bond is subject to federal income taxation, the Lessee shall make any additional payments required to be made by the Lessor under the Loan Agreement as a result of such final determination.

          F. Notwithstanding any other provisions of this Section 3, the Lessee shall at all times be obligated to pay as rental hereunder not less than such amounts as will provide monies sufficient at all times to satisfy the Lessor's obligations to make all payments required to be made by it under the Loan Agreement to the Indenture or with respect to the Bond as such payments become due and payable.

          G. The Lessee shall have the right to apply for an abatement of real estate or personal property taxes at any time, and from time to time, in its own name or in the name of the Lessor. If at least thirty (30) days prior to the last day for filling application for abatement of real estate or personal property taxes for any year, the Lessor shall give notice to the Lessee that it desires to file an application for abatement of real estate or personal property taxes for said tax year, and if within twenty (20) days after the receipt of said notice the Lessee shall not give notice to the Lessor that it shall file such application, the Lessor shall have the right, at its own cost and expense, to file such application. If either party shall prosecute an application for an abatement, the other will cooperate and furnish any pertinent information in its files reasonably required by the prosecuting party.

UTILITIES
---------

     4. The Lessee shall, during the term hereof, pay for all utilities consumed on or in connection with the use and occupancy of the Project, including but not limited to all water, gas, sewer, electricity and fuel charges. The Lessee also agrees to indemnify the Lessor against any damage caused by any overloading of any utility system on the Premises or connected with the same.

CONDITION OF PROJECT: REPAIRS AND MAINTENANCE: USES
---------------------------------------------------

     5.   A.   The Lessee accepts the Premises and Leased Machinery in the condition in which they are on the date of the commencement of the term hereof and as they may subsequently be acquired, constructed and installed, and acknowledges that they are in good order and condition and sufficient for the uses intended by the Lessee.

          B. The Lessee shall be responsible for the maintenance and repair of the Project, and the Lessee shall, at its own expense, maintain, repair and renew (as necessary) the Project, including but not limited to the maintenance and repair of any structure on the Premises, the parking lots, the landscaping, the mechanical and utility systems, the sidewalks, curbs, entrances, passageways, and other areas adjoining the Premises and the Leased Machinery.

          C. The Lessee shall, at its own expense, keep the said sidewalks, curbs, entrances, passageways, parking lot areas adjoining the Premises in a clean and orderly condition, free from snow, ice, rubbish and obstructions.

          D. The Lessor reserves the right to enter upon the Premises to inspect, maintain and repair the Project if the Lessee does not adequately do so, and to charge to the Lessee the cost thereof. The Lessee agrees to pay said cost charges when and if such charges are presented for payment.

          E. The Lessee agrees that it will maintain the Project as a "project" within the meaning of Chapter 40D of the Massachusetts General Laws, as from time to time amended.

ALTERATIONS AND IMPROVEMENTS
----------------------------

     6.   A.   The Lessee shall have the right to make such nonstructural alterations, additions and improvements to the Project as may be necessary or desirable for its business, provided that in each instance the Lessee shall obtain the Lessor's written consent thereto.

          B. The Lessee shall, before making any alterations, additions or improvements, at its own expense, obtain all permits, approvals and certificates required by any governmental authority and shall promptly deliver copies of same to the Lessor. The Lessee will cause Lessee cause Lessee's contractors and subcontractors to carry such workers' compensation, general liability and personal and property damage insurance as the Lessor may reasonable require.
The Lessee agrees to hold the Lessor free and harmless from any liability for labor or materials supplied for such work, and shall keep the Project free from mechanics' liens of any kind by obtaining waivers thereof, by removing or bonding any lien filed within ten (10) days from receipt of notice of the filing thereof.

          C. Any and all alterations, addition or improvements to the Project made by the Lessee during the term of this Lease shall become the property of the Lessor without payment therefor by the Lessor.

INDEMNIFICATION AND LIABILITY
-----------------------------

     7. The Lessee shall indemnify and hold the Lessor harmless from any and all claims for injury to person or damage to property by reason of any accident or happening on the Project unless caused by the fault of the Lessor or its agents, servants or employees. The Lessee shall carry public liability insurance in limits of at least $1,000,000 for injury or death to one person and $1,000,000 for injury or death to more than one person in the same accident and $500,000 for damage to property. On the commencement of the term of this Lease and thereafter within thirty (30) days after each December 31, the Lessee shall deliver to the Lessor copies of such policies or certificates of the insurer with respect thereto, reasonably satisfactory to the Lessor, accompanied by evidence of the payment of the premiums for the policies. All such insurance policies shall provide that no cancellation thereof or material change therein shall be made unless the Lessor and the Trustee shall have been given twenty
(20) days prior written notice thereof and that no act or omission by the Lessee shall invalidate such policies as they apply to the Lessor.

FIRE AND EXTENDED COVERAGE INSURANCE
------------------------------------

     8.   A.   In addition to the public liability insurance provided for in paragraph 7 hereof, the Lessee shall keep the Project insured against loss or damage of the kinds usually insured against by similar businesses in the area, including, without limitation, insurance against loss or damage by fire, lightning, and other risks from time to time included under extended coverage policies with an insurance company or companies authorized to do business in The Commonwealth of Massachusetts, and approved by the Lessor and the Trustee, which approval shall not be unreasonably withheld. Such insurance shall be in an amount not less than the full insurable value (actual replacement value) of the Project. Each such insurance policy shall name the Lessor as the insured, with loss payable to the Trustee.

          B. Each insurance policy required hereunder shall provide that no cancellation thereof or material change therin shall be made unless the Lessor and the Trustee shall have first been given at least twenty (20) days' written notice thereof, that no act or omission by the Lessee shall invalidate such policy as it applies to the Lessor and that the Lessor shall not be liable for any premiums for the assessments on such policy.

On the commencement of the term of this Lease and thereafter within thirty (30) days after each December 31, the Lessee shall deliver to the Lessor copies of such policies or certificates of the insurer with respect thereto, reasonable satisfactory to the Lessor, accompanied by evidence of the payment of the premium for the policies.

          C. The Lessee shall not violate or permit violation of any of the conditions and provisions contained in the insurance policies provided for hereunder. The Lessee shall perform and satisfy the requirements of the insurance company writing any such policy, so that at all times insurance companies of good standing shall be willing to write or to continue such insurance policies. Nothing herein shall prevent the Lessor from carrying additional insurance.

LESSEE'S FAILURE TO PERFORM
---------------------------

     9.   A.   If the Lessee shall at any time fail to pay any tax or assessment as required in this Lease or to take out, pay for, maintain, or deliver any of the insurance policies provided for in this Lease or shall fail to make any other payment or fail to perform any other act on its part to be made or performed under this Lease, then the Lessor, without waiving or releasing the Lessee from any obligation of the Lessee contained in this Lease, may (but shall be under no obligation to): (1) pay any tax or assessment so payable by the Lessee or (2) take out, pay for and maintain any of the insurance policies provided for in this Lease or (3) after ten (10) days notice to the Lessee, make any other payments or perform or cause to be performed any act on the Lessee's part to be made or performed as in this Lease provided, and may enter upon the Premises for any such purpose and take all such action thereon as may be necessary therefor.

          B. All sums so paid by the Lessor and all cost and expenses incurred by the Lessor in connection with the performance of any such act shall be paid by the Lessee to the Lessor on demand as if the same were additional rent hereunder (and nonpayment of which shall have the same consequences as nonpayment of rent).

MECHANICS' LIENS
----------------

     10. Notice is hereby given that the Lessor shall not be liable for any labor or materials furnished or to be furnished to the Lessee and that no mechanics' liens or other liens for any such labor or materials shall attach to or affect the reversionary interests of the Lessor in and to the Project. The Lessee further agrees to indemnify and hold harmless the Lessor against any and all costs it may suffer on account of the same.

EXPIRATION OF TERM
------------------

     11.  A.   The Lessee, at the expiration of the term hereof or at any prior termination as herein provided, shall peaceably yield up the Project in the same condition and repair as the same were in at the commencement of the term hereof or as may have been put in thereafter, loss by eminent domain and ordinary wear and tear expected.

          B. The Lessee may, at any time prior to the expiration of the term or prior termination thereof, then or within a reasonable time thereafter, not to exceed twenty (20) days, remove its personal property, trade fixtures and other equipment installed by it from the premises, provided that if any such removal causes any damage to the Leased Machinery or Premises, the Lease shall promptly repair the same. Any property, fixtures or equipment of the Lease remaining on the Premises after said twenty-day period shall be deemed to be abandoned and may be removed and disposed of by the Lessor as the Lessor shall determine, and the Lessor shall charge the cost of such removal and any repairs or replacements to the Premises necessitated thereby to the Lessee.

ASSIGNMENT AND SUB-LETTING
--------------------------

     12. The Lessee shall not transfer, sublet, assign or otherwise alienate this Lease or the Lessee's interest in and to all or any part of the Project, nor shall the lessee grant any person any license or permission to use the Project without the Lessor's prior written consent on each occasion.

DESTRUCTION BY CASUALTY
-----------------------

     13.  A.   If the Project is wholly or partially damaged or destroyed by strom, fire, lightning, earthquake or other casualty, even if said damage or destruction is so extensive as to render the Project unsuitable for the conduct of the Lessee's business, this Lease shall not be considered terminated, and the Lease shall have the obligation and agree hereunder to repair and restore the Project and to render said Project tenantable. The rental obligation hereunder shall not be considered to have been suspended or held in abeyance or abated during said term of restoration or repair.

          B. Upon such damage or destruction and during such period or repair and restoration, there shall be applied for such purpose so much as may be necessary of any net proceeds of insurance policies resulting from claims for such losses, as well as any additional monies of the Lessee necessary therefor.

EMINENT DOMAIN
--------------

     14. A. If title to or the temporary use of the Project, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person acting under governmental authority during the term of this Lease, then there shall be no abatement or reduction in the rental and other payments to be made by the Lessee hereunder and any proceeds received from any award made in such eminent domain proceedings shall be paid to and held by the Trustee in a separate condemnation award account and used, at the discretion of the Lessor, for one or more of the purposes described in
Section 8.2 of the Loan Agreement.

          B. If all of the outstanding Bonds are paid and discharged in accordance with the provisions of the Indenture at any time after the entry of a final order in a condemnation proceeding reducing the floor area of the buildings on the Premises by more than one-fifth or rendering the portion not taken permanently untenantable for Lessee's uses; either party may by notice to the other within thirty (30) days thereafter terminate this Lease.

DEFAULT AND TERMINATION OF LEASE
--------------------------------

     15. If the rent herein reserved shall not have been paid when due and shall remain unpaid for a period of three calendar days thereafter; or if any of the other covenants, conditions and obligations of the Lessee under this Lease shall not be performed within thirty (30) days after notice by the Lessor or the Trustee to the Lessee thereof; the Lessor (with the prior written consent of the Trustee if any Bond is then outstanding) may, at its option, declare the term of this Lease ended and enter upon the Premises, or any part thereof, either with or without process of law, expel the Lessee or any person or persons occupying in or upon the Premises, to repossess and enjoy the Project as of the Lessor's former estate, without being guilty of trespass, forcible entry, detainer or other tort.

ADDITIONAL REMEDIES ON DEFAULT
------------------------------

     16. Notwithstanding any termination pursuant to Paragraph 15 above or any entry or re-entry by the Lessor, the Lessee agrees to pay and be liable on the days originally fixed herein for the payment thereof of amounts equal to the several installments of rent and any other charges herein reserved as they would under the terms of this Lease become due if this Lease had not been terminated or if the Lessor had not entered or re-entered as aforesaid and whether the Project be re-let or remain vacant in whole or in part or for a period less than the remainder of the term or for the whole thereof; but in the event the Project be re-let in whole or in part by the Lessor, the Lessee shall be entitled to a credit of the net amount of rent received by the Lessor in re-letting after deduction of reasonable expenses incurred in re-letting the Project and collecting the rent in connection therewith. The Lessee shall also be liable to the Lessor for all expenses, including reasonable attorneys' fees, incurred by the Lessor in enforcing its rights under this Lease.

ASSENTS
-------

     17. No assent, express or implied, by one party to any breach of any convenant or condition herein contained on the part of the other to be performed or observed and no waiver, express or implied, of a failure by one party to insist on the other's prompt performance or observance of any such covenant or condition shall be deemed to be a waiver or assent to any succeeding breach of the same. The payment by the Lessee and acceptance of the Lessor of rent or other payments hereunder or silence by either party as to any breach shall not be construed as waiving any of such party's rights hereunder unless such waiver is in writing. No payment by the Lessee or acceptance by the Lessor of a lesser amount than shall be due the Lessor from the Lessee shall be deemed to be anything but payment on account.

OBLIGATIONS UNCONDITIONAL
-------------------------

     18. Subject to the provisions of Paragraph 20 hereof, the obligations of the Lessee to pay basic rent and supplemental rent hereunder and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional and shall not be subject to any right of recoupment or set-off. Until such time as the term of this Lease expires or is terminated prior thereto as herein provided, the Lease (i) will not suspend or discontinue payment of any basic rent or supplemental rent pursuant to this Lease or (ii) fail to perform and observe any of its other agreements contained in this Lease for any cause including, without limiting the generality of the foregoing, failure of the Lessor to complete construction of any structure on the Premises or to acquire any portion of the Leased Machinery, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, any exercise of eminent domain, commercial frustration of purpose, any change in the tax or other laws or administrative rulings of or administrative actions by or under authority of the United States of America or of The Commonwealth of Massachusetts or any failure of the Lessor, the City of Marlborough or the Trustee to perform and observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or connected with this Lease, the Loan Agreement, the Indenture or any other instrument or document executed in connection with the issuance of the Project Bond.

DEFINITIONS
-----------

     19. In addition to the words and terms elsewhere defined in this Lease, the following words and terms as used in this Lease shall have the following meanings:

          (a) "Additional Payments" means the payments required to be paid pursuant to Section 5.2 of bthe Loan Agreement.

          (b) "Bonds" means the bonds issued and to be issued pursuant to the Indenture.

          (c) "Indenture" means the Mortgage and Indenture of Trust of even date herewith among the City of Malborough, acting by and through its Industrial Development Financing Authority, the Lessor and the Trustee, securing the Project Bond.

          (d) "Trustee" means Worcester County National Bank or a successor serving as trustee under the Indenture.

CONSENT
-------

     20. Notwithstanding any other provision contained herein to the contrary, no amendment, change, modification or alteration of the Loan Agreement or the Indenture shall be made which would in any way increase the obligations of the Lessee under this Lease without obtaining the Lessee's prior written consent thereto.

NOTICES
-------

     21. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, or sent by telegram addressed as follows: if to the Lessee, c/o 4 Strathmore Road, Natick, Massachusetts 01760, Attention: President, and if to the Lessor, at 4 Strathmore Road, Natick, Massachusetts 01760, Attention:
President. A dublicate copy of each notice, certificate or other communication given hereunder by either party to the other shall also be given to the Trustee at 446 Main Street, Worcester, Massachusetts 01608, Attention: Trust Department. The parties hereto and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, or other communications shall be sent.

     22. The parties hereto agree that upon request by either party, the other party will execute whatever instruments may be necessary for the recording of a short form or notice of this Lease.

ENTIRE AGREEMENT
----------------

     23. This instrument contains the entire and exclusive agreement between the parties and supersedes all prior or contemporaneous arrangements, understandings and agreements, whether oral or written. This Lease may not be amended or modified except by a written instrument executed by the Lessor and the Lessee and approved by the Trustee.

GOVERNING LAW AND SEVERABILITY
------------------------------

     24. This Lease shall be governed by and interpreted in accordance with the laws of Massachusetts. In the event any provision of this Lease shall be determined invalid or unenforceable under applicable law, such provision shall, insofar as possible, be construed or applied in such manner as will permit enforcement. Otherwise, this Lease shall be construed as if such provision had never been made part hereof.

HEADINGS
--------

     25. The headings used herein are used only for convenience of reference and are not to be considered as part of this Lease or to be used in determining the intent of the parties hereto.

BINDING EFFECT
--------------

     26. This Lease shall be binding upon and inure to the benefit of all administrators, executors, personal representatives, heirs, successors and permitted assigns, including all permitted subtenants of the parties hereto. Each subtenant or assignee shall, as a pre-condition to the Lessor's approval of the Lessee's sub-letting the Project or assigning this Lease, execute such written instruments as the Lessor shall reasonably require evidencing his agreement to be bound by each and every term of this Lease, provided that such an agreement shall not, unless specifically provided, operate to release the Lessee from its obligation hereunder.

     No trustee individually and no beneficiary of Nason Hill Trust shall be personally liable for the obligations of the Lessor hereunder, all such liability being limited to the trust estate of Nason Hill Trust.

     IN WITNESS WHEREOF, the parties hereto set their hands and seals the day and year first above written.

                                             Nason Hill Trust

                                             /s/  Alfred A. Molinari, Jr.
                                             -----------------------------------

                                             /s/  Maureen K. Molinari
                                             -----------------------------------
                                             As Trustees of Nason Hill Trust
                                               but not individually

                                             Data Translation, Inc.

                                             By /s/  Alfred A. Molinari, Jr.
                                               ---------------------------------
                                                           President

                                   EXHIBIT A
                                   ---------

The real property component of the Project consists of a certain parcel of land with buildings to be constructed thereon in Marlborough, Middlesex County, Massachusettes, being shown as Lot 2F on Plan entitled "Plan of Land in Marlborough, Mass., prepared for Marlborough Industrial Park Trust," dated December 12, 1979, drawn by Schofield Brothers, Inc., registered land surveyors,
recorded with the Middlesex South District Registry of Deeds, Book      , Page
        , and bounded and described as follows:

          NORTHEASTERLY  by Locke Drive as shown on said plan by three lines measuring respectively, Fifty-eight and 26/100 (58.26) feet, One Hundred two and 84/100 (102.84) feet, and One Hundred seventy-three and 90/100 (173.90) feet;

          SOUTHEASTERLY  by Lot 2G shown on said plan Five Hundred ninety-five and 36/100 (595.36) feet:

          SOUTHWESTERLY  by Bigelow Street shown on said plan by two lines measuring respectively, Two Hundred eighty-two and 34/100 (282.34) feet and Eighty-six and 14/100 (86.14)
                         feet: and

          NORTHWESTERLY  by land now formerly of Maurice S. Whitman, Jr. and
                         Elaine Whitman and by land of Eleanor Thanos, Trustee of First Marlboro Development Trust, indicated on said plan by three lines measuring respectively, Two Hundred eighty-three and 78/100 (283.78) feet, One Hundred three and 36/100 (103.36) feet, and Two Hundred thirty-seven and 88/100 (237.88) feet.

Containing 5.00 acres of land according to said plan.

                                  Exhibit B
                                  ---------

The personal property component of the Project consists of the following machinery, equipment, and other property owned or to be purchased by the
Borrower:

     machinery and equipment related to the manufacture of microcomputer products.

                                    LEASE
                                    -----

THIS LEASE, dated as of the first day of April, 1981, is made by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusettes corporation with a usual place of business in Marlborough, Massachusettes, hereinafter referred to as the "Lessee". Terms defined in the Mortgage and Indenture of Trust and Agreement of even date herewith (the "Indenture") between the city of Marlborough, acting by and through its Industrial Development Financing Agency, the Lessor, and the Worcester County National Bank, as Trustee, and not otherwise defined herein are used herein with the meanings so defined.

                              A G R E E M E N T:
                              -----------------

PREMISES
--------

     1. The Lessor hereby leases the Project to the Lessee and the Lessee leases the Project from the Lessor upon the terms and conditions herein set forth.

TERM
----

     2. To have and to hold the Project for a term commencing on the first day of April, 1981, and ending on June 1, 1991, inclusive, unless sooner terminated as herein provided.

BASIC AND ADDITIONAL RENT
------------------------

     3. The Lessee agrees to pay as rent hereunder during the term hereof the aggregate amount for which provision is made as follows:

          A. The Lessee shall pay to the Lessor, in immediately available funds for deposit in the Bond Fund for account of the Issuer, on or before the date for each Loan payment referred to in Section 1001 of the Indenture, a sum which, together with other monies available for such purpose in the Bond Fund, will equal the Loan payments coming due on such date under said Section 1001 of the Indenture.

          B. The Lessee agrees to pay as additional rent hereunder (a) any additional payments required to be paid pursuant to Section 1001 of the Indenture and (b) all taxes and governmental charges of any kind whatsoever that may be lawfully assessed or levied against or with respect to the Project or any machinery or other property installed or brought by the Lessee therein or thereon, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by an lien on the Project. Such additional rent shall be paid to the Lesser or, at the Lessor's option, directly to the person or entity to whom or to which such additional rent is due.

          C. If there is a final determination that the interest on any Bond is subject to federal income taxation, the Lessee shall make any additional payments required to be made by the Lesser under Indenture during the term hereof as a result of such final determination.

          D. Notwithstanding any other provision of this Section 3, the Lessee shall be obligated to pay as rental hereunder not less than such amounts as will provide monies sufficient to satisfy the Lessor's obligations to make all payments required to be made by it under the Indenture or with respect to the Bonds as such payments become due and payable.

          E. The Lessee shall have the right to apply for an abatement of real estate or personal property taxes at any time, and from time to time, in its own name or in the name of the Lessor. If at least thirty (30) days prior to the last day for filing application for abatement of real estate or personal property taxes for any year, the Lessor shall give notice to the Lessee that it desire to file an application for abatement of real estate or personal property taxes for said tax year, and if within twenty (20) days after the receipt of said notice the Lessee shall not give notice to the Lessor that it shall file such application, the Lessor shall have the right, at its own cost and expense, to file such application. If either party shall prosecute an application for an abatement, the other will cooperate and furnish any pertinent information in its files reasonably required by the prosecuting party.

UTILITIES
---------

     4. The Lessee shall, during the term hereof, pay for all utilities consumed on or in connection with the use and occupancy of the Project, including but not limited to all water, gas, sewer, electricity and fuel charges. The Lessee caused by any overloading of any utility system at the Project or connected with the same.

CONDITION OF PROJECT; REPAIRS AND MAINTENANCE; USES
---------------------------------------------------

     5.   A.   The Lessee accepts the Project in the condition in which it is on the date of the commencement of the term hereof and as it may subsequently be acquired, constructed or equipped, and acknowledge that it is in good order and condition and sufficient for the uses intended by the Lessee.

          B. The Lessee shall be responsible for the maintenance and repair of the Project, and the Lessee shall, at its own expense, maintain, repair and renew (as necessary) the Project, including but not limited to the maintenance and repair of any structure included in the Project, the parking lots, the landscaping, the mechanical and utility systems, the sidewalks, curbs, entrances, passageways and other areas adjoining the Project.

          C. The Lessee shall, at its own expense, keep the said sidewalks, curbs, entrances, passageways and parking lot areas adjoining the Project in a clean and orderly condition, free from snow, ice, rubbish and obstructions.

          D. The Lessor reserves the right to enter upon the Project to inspect, maintain and repair the Project if the Lessee does not adequately do so, and to charge to the Lessee the cost thereof. The Lessee agree to pay said cost charges when and if such charges are presented for payment.

          E. The Lessee agrees that it will maintain the Project as a "project" within the meaning of Chapter 40D of the Massachusetts General Laws, as from time to time amended.

ALTERATIONS AND IMPROVEMENTS
----------------------------

     6.   A.   The Lessee shall have the right to make such nonstructural alterations, additions and improvements to the Project as may be necessary or desirable for its business, provided that in each instance the Lessee shall obtain the Lessor's written consent thereto.

          B. The Lessee shall, before making any alterations, additions or improvements, at its own expense, obtain all permits, approvals and certificates required by any governmental authority and shall promptly deliver copies of same to the Lessor. The Lessee will cause Lessee's contractors and subcontractors to carry such workers' compensation, general liability and personal and property damage insurance as the Lessor may reasonably require. The Lessee agrees to hold the Lessor free and harmless from any liability for labor or materials supplied for such work, and shall keep the Project free from mechanics' liens of any kind by obtaining waivers thereof, by removing or bonding any lien filed within ten (10) days from receipt of notice of the filing thereof.

          C. Any and all alterations, additions or improvements to the Project made by the Lessee during the term of this Lease shall become the property of the Lessor without payment thereof by the Lessor.

INDEMNIFICATION AND LIABILITY
-----------------------------

     7. The Lessee shall indemnify and hold the Lessor harmless from any and all claims for injury to person or damage to property by reason of any accident or happening the Project unless caused by the fault of the Lessor or its agents, servants or employees. The Lessee shall carry public liability insurance in limits of at least $1,000,000 for injury or death to one person and $1,000,000 for injury or death to more than one person in the same accident and $500,000 for damage to property. On the commencement of the term of this Lease and thereafter within thirty (30) days after each December 31, the Lessee shall deliver to the Lessor copies of such policies or certificates of the insurer with respect thereto, reasonably satisfactory to the Lessor, accompanied by evidence of the payment of the premiums for the policies. All such insurance policies shall provide that no cancellation thereof or material change therein shall be made unless the Lessor and the Trustee shall have been given twenty
(20) days, prior written notice thereof and that no act or omission by the Lessee shall invalidate such policies as they apply to the Lessor.

FIRE AND EXTENDED COVERAGE INSURANCE
------------------------------------

     8. A. In addition to the public liability insurance provided for in paragraph 7 hereof, the Lessee shall keep the Project insured against loss or damage of the kinds usually insured against by similar businesses in the area, including, without limitation, insurance against loss or damage by fire, lightning, and other risk from time to time included under extended coverage policies with an insurance company or companies authorized to do business in The

Commonwealth of Massachusetts, and approved by the Lessor and the Trustee, which approval shall not be unreasonably withheld. Such insurance shall be in an amount not less than the full insurable value (actual replacement value) of the Project. Each such insurance policy shall name the Lessor as the insured, with loss payable to the Trustee.

          B. Each insurance policy required hereunder shall provide that no cancellation thereof or material change therein shall be made unless the Lessor and the Trustee shall have first been given at least twenty (20) days' written notice thereof, that no act or omission by the Lessee shall invalidate such policy as it applies to the Lessor and that the Lessor shall not be liable for any premiums for or assessments on such policy. On the commencement of the term of this Lease and thereafter within thirty (30) days after each December 31, the Lessee shall deliver to the Lessor copies of such policies or certificates of the insurer with respect thereto, reasonably satisfactory to the Lessor, accompanied by evidence of the payment of the premium for the policies.

          C. The Lessee shall not violate or permit violation of any of the conditions and provisions contained in the insurance policies provided for hereunder. The Lessee shall perform and satisfy the requirements of the insurance company writing any such policy, so that at all times insurance companies of good standing shall be willing to write or to continue such insurance policies. Nothing herein shall prevent the Lessor from carrying additional insurance.

LESSEE'S FAILURE TO PERFORM
---------------------------

     9.   A.   If the Lessee shall at any time fail to pay any tax or assessment as required in this Lease or to take out, pay for, maintain or deliver any of the insurance policies provided for in this Lease or shall fail to make any other payment or fail to perform any other act on its part to be made or performed under this Lease, then the Lessor, without waiving or releasing the Lessee from any obligation of the Lessee contained in this Lease, may (but shall be under no obligation to): (1) pay any tax or assessment so payable by the Lessee or (2) take out, pay for and maintain any of the insurance policies provided for in this Lease or (3) after ten (10) days' notice to the Lessee, make any other payments or perform or cause to be performed any act on the Lessee's part to be made or performed as in this Lease provided, and may enter the project for any such purpose and take all such action therein as may be necessary therefor.

          B. All sums so paid by the Lessor and all costs and expenses incurred by the Lessor in connection with the performance of any such act shall be paid by the Lessee to the Lessor on demand as if the same were additional rent hereunder (and nonpayment of which shall have the same consequences as nonpayment of rent).

MECHANICS' LIENS
----------------

     10. Notice is hereby given that the Lessor shall not be liable for any labor or materials furnished or to be furnished to the Lessee and that no mechanics' liens or other liens for any other such labor or materials shall attach to or affect the reversionary interests of the Lessor in and to the Project. The Lessee further agrees to indemnify and hold harmless the Lessor against any and all costs it may suffer on account of the same.

EXPIRATION OF TERM
------------------

     11.  A.   The Lessee, at the expiration of the term hereof or at any prior termination as herein provided, shall peaceably yield up to the Project in the same condition and repair as the same were in at the commencement of the term hereof or as may have been put in thereafter, loss by eminent domain and ordinary wear and tear excepted.

          B. The Lessee may, at any time prior to the expiration of the term or prior termination thereof, then or within a reasonable time thereafter, not to exceed twenty (20) days, remove its personal property, trade fixtures and other equipment installed by it from the Project, provided that if any such removal causes any damage to the Project, the Lessee shall promptly repair the same. Any property, fixtures or equipment of the Lessee remaining on the Project after said twenty-day period shall be deemed to be abandoned and may be removed and disposed of by the Lessor as the Lessor shall determine, and the Lessor shall charge the cost of such removal and any repairs or replacements to the Project necessitated thereby to the Lessee.

ASSIGNMENT AND SUBLETTING
-------------------------

     12. The Lessee shall not transfer, sublet, assign or otherwise alienate this Lease or the Lessee's interest in and to all or any part of the Project, nor shall the Lessee grant any person any license or permission to use the Project without the Lessor's prior written consent on each occasion.

DESTRUCTION BY CASUALTY
-----------------------

     13.  A.   If the Project is wholly or partially damaged or destroyed by storm, fire, lightning, earthquake or other casualty, even if said damage or destruction is so extensive as to render the Project unsuitable for the conduct of the Lessee's business, this Lease shall not be considered terminated, and the Lessee shall have the obligation and agrees hereunder to repair and restore the Project and to render said Project tenantable. The rental obligation hereunder shall not be considered to have been suspended or held in abeyance or abated during said term of restoration or repair.

          B. Upon such damage or destruction and during such period of repair and restoration, there shall be applied for such purpose so much as may be necessary of any net proceeds of insurance policies resulting from claims for such losses, as well as any additional monies of the Lessee necessary therefor.

EMINENT DOMAIN
--------------

     14.  A.   If the title to or the temporary use of the Project, or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person acting under governmental authority during the term of this Lease, then there shall be no abatement of reduction in the rental and other payments to be made by the Lessee hereunder and any proceeds received from any award made in such eminent domain proceedings shall be paid to and held by the Trustee in a separate condemnation award account and used, at the discretion of the Lessor, for one or more of the purposes described in Section 702 of the Indenture.

          B. If all of the outstanding Bonds are paid and discharged in accordance with the provisions of the indenture at any time after the entry of a final order in a condemnation proceeding reducing the floor area of the buildings in the Project by more than one-fifth or rendering the portion not taken permanently untenable for Lessee's uses, either party may by notice to the other within thirty (30) days thereafter terminate this Lease.

DEFAULT AND TERMINATION OF LEASE
--------------------------------

     15. If the rent herein reserved shall not have been paid when due and shall remain unpaid for a period of three calendar days thereafter; or if any of the other covenants, conditions and obligations of the Lessee under this Lease shall not be performed within thirty (30) days after notice by the Lessor or the Trustee to the Lessee thereof; then the Lessor (with the prior written consent of the Trustee if any Bond is then outstanding) may, at its option, declare the term of this Lease ended and enter upon the Project, or any part thereof, either with or without process of law, expel the Lessee or any person or persons occupying in or upon the Project, to repossess and enjoy the Project as of the Lessor's former estate, without being guilty of trespass, forcible entry, detainer or other tort.

ADDITIONAL REMEDIES ON DEFAULT
------------------------------

     16. Notwithstanding any termination pursuant to Paragraph 15 above or any entry or reentry by the Lessor the Lessee agrees to pay and be liable on the days originally fixed herein for the payment thereof of amounts equal to the several installments of rent and any other charges herein reserved as they would under the terms of this Lease become due if this Lease had not been terminated or if the Lessor had not entered or reentered as aforesaid and whether the Project by relet or remain vacant in whole or in part or for a period less than the remainder of the term or for the whole thereof; but in the event the Project be relet in whole or in part by the Lessor, the Lessee shall be entitled to a credit of the net amount of rent received by the Lessor in reletting after deduction of reasonable expenses in reletting after deduction of reasonable expenses in reletting the Project and collecting the rent in connection therewith. The Lessee shall also be liable to the Lessor for all expenses, including reasonable attorneys' fees, incurred by the Lessor in enforcing its rights under this Lessee.

ASSENTS
-------

     17. No assent, express or implied, by one party to any breach of any covenant or condition herein contained on the part of the other to be performed or observed and no waiver, express or implied, of a failure by one party to insist on the other's prompt performance or observance of any such covenant or condition shall be deemed to be a waiver or assent to any succeeding breach of the same. The payment by the Lessee and acceptance by the Lessor of rent or other payments hereunder or silence by either party as to any breach shall not be construed as waiving any of such party's rights hereunder unless such waiver is in writing. No payment by the Lessee or acceptance by the Lessor of a lesser amount than shall be due the Lessor from the Lessee shall be deemed to be anything but payment on account.

OBLIGATIONS UNCONDITIONAL
-------------------------

     18. The obligations of the Lessee to pay basic rent and additional rent hereunder and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional and shall not be subject to any right of recoupment or setoff. Until such time as the term of this Lease expires or is terminated prior thereto as herein provided, the Lessee (i) will not suspend or discontinue payment of any basic rent or additional rent pursuant to this Lease or (ii) fail to perform and observe any of its other agreements contained in this Lease for any cause including, without limiting the generality of the foregoing, failure of the Lessor to complete construction of or to acquire any portion of the Project, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, any exercise of eminent domain, commercial frustration of purpose, any change in the tax or other laws or administrative rulings of or administrative actions by or under authority of the United States of America or of the Commonwealth of Massachusetts or any failure of the Lessor, the City of Marlborough or the Trustee to perform and observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or connected with this Lease, the Indenture or any other instrument or document executed in connection with the issuance of the Project Bonds.

CONSENT; AMENDMENTS
-------------------

     19. Notwithstanding any other provision contained herein to the contrary, no amendment, change, modification or alteration of the Indenture shall be made which would in any way increase the obligations of the Lessee under this Lease without obtaining the Lessee's prior written consent thereto. This Lease may not be amended or modified except by a written instrument executed by the Lessor and the Lessee and approved by the Trustee.

NOTICES
-------

     20. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, or sent by telegram addressed as follows: if to the Lessor, c/o 120 Nason Hill Road, Sherborn, Massachusetts, Attention: Alfred A Molinari, Jr., and if to the Lessee, at 100 Locke Drive, Marlborough, Massachusetts, Attention:
President. A duplicate copy of each notice, certificate or other communication given hereunder by either party to the other shall also be given to the Trustee at 446 Main Street,

Worcester, Massachusetts 01608, Attention: Trust Department. The parties hereto and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     21. The parties hereto agree that upon request by either party, the other party will execute whatever instruments may be necessary for the recording of a short form or notice of this Lease.

ENTIRE AGREEMENT
----------------

     22. This instrument contains the entire and exclusive agreement between the parties relating to the Project and supersedes all prior or contemporaneous arrangements, understandings and agreements relating to the Project, whether oral or written.

GOVERNING LAW AND SEVERABILITY
------------------------------

     23. This Lease shall be governed by and interpreted in accordance with the laws of Massachusetts. In the event any provision of this Lease shall be determined invalid or unenforceable under applicable law, such provision shall insofar as possible, be construed or applied in such manner as will permit enforcement. Otherwise, this Lease shall be construed as if such provision had never been made part hereof.

HEADINGS
--------

     24. The headings used herein are used only for convenience of reference and are not to be considered as part of this Lease or to be used in determining the intent of the parties hereto.

BINDING EFFECT
--------------

     25. This Lease shall be binding upon and inure to the benefit of all administrators, executors, personal representatives, heirs, successors and permitted assigns, including all permitted subtenants of the parties hereto. Each subtenant or assignee shall, as a pre-condition to the Lessor's approval of the Lessee's subletting the Project or assigning this Lease, execute such written instruments as the Lessor shall reasonably require evidencing his agreement to be bound by each and every term of this Lease, provided that such an agreement shall not; unless specifically provided, operate to release the Lessee from its obligations hereunder.

     No trustee individually and no beneficiary of Nason Hill Trust shall be personally liable for the obligations of the Lessor hereunder, all such liability being limited to the trust estate of Nason hill Trust.

     IN WITNESS WHEREOF, the parties hereto set their hands and seals the day and year first above written.


                                        NASON HILL TRUST

                                        By:/s/ Alfred A. Molinari, Jr.
                                           -------------------------------------

                                        By:/s/ Maureen K. Molinari
                                           -------------------------------------
                                           As Trustees of Nason Hill Trust,
                                            but not individually

                                        DATA TRANSLATION, INC.

                                        By:/s/ Alfred A. Molinari, Jr.
                                           -------------------------------------
                                           President and Treasurer

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE dated as of this first day of April, 1980, amending and supplementing the Lease dated as of December 1, 1979 (the "Original Lease"), by and between ALFRED A. MOLINARI, JR. AND MARUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Natick, Masschusetts, hereinafter referred to as the "Lessee".

                             W I T N E S S E T H:
                             -------------------

     1. Section 1 of the Original Lease shall be and is hereby amended to read as follows:

          "The Lessor hereby leases to the Lessee and the Lessee leases from the Lessor upon the terms and conditions herein set forth the land and premises located at Locke Drive, Marlborough Industrial Park, Marlborough, Massachusetts, as more particularly described in Exhibit A attached hereto, with all buildings, additions, improvements and fixtures now or hereafter located thereon or therein (hereinafter referred to as the 'Premises') and all personal or real and presonal property acquired with the proceeds of the $750,000 principal amount of Industrial Revenue Bond (Data Translation, Inc.) of the City of Marlborough (the 'Original Bond') or with the proceeds of the $600,000 principal amount of Industrial Revenue Bond (Data Translation, Inc.-- Second Series) of the City of Marlborough (the 'Additional Bond') (the Original Bond and the Additional Bond being sometimes hereinafter called collectively the 'Project Bond'), including without limitation the property described in Exhibit B attached to this Lease, and any modification thereof, substitutions therefor and additions thereto made in pursuance of the loan agreement dated as of December 1, 1979, as amended and supplemented by the First Amendment to Loan Agreement dated as of April 1, 1980 and as may be further amended and supplemented (the 'Loan Agreement'), between the City of Marlborough, acting by and through its Industrial Development Financing Authority, as lender, and the Lessor, as borrower (the 'Leased Machinery'). The Premises and Leased Machinery as they may at any time exist are collectively referred to herein as the 'Project'."

     2. Section 3(D) of the Original Lease shall be and hereby is amended to read:

          "D. The Lessee agrees during each year of the term hereof to pay as additional rent hereunder (a) the Additional Payments required to be paid pursuant to Section 5.2 of the Loan Agreement, (b) all legal, accounting and other out-of-pocket expenses incurred by the Lessor in connection with its obligation as contemplated by the Indenture, the Loan Agreement, or this Lease and (c) all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the project or any machinery or other property installed or brought by the Lessee therein or thereon, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for pubic improvements that may be secured by a lien on the Project. Such additional rent shall be paid to the Lessor or, at the Lessor's option, directly to the person or entity to whom or to which such additional rent is due."

     3.   The parties hereto expressly agree that the rental payments under
Section 3(A) of the Original Lease shall be computed so as to include the payments due under Section 5.1 of the Loan Agreement on account of both the Original Bond and the Addition Bond to the same extent as originally therein provided on account of the Original Bond.

     4. References in the Original Lease to the Indenture shall be deemed to refer to the Mortgage and Indenture of Trust dated as of December 1, 1979, as amended and supplemented by the First Supplemental Mortgage and Indenture of Trust dated as of April 1, 1980 and as may be further amended and supplemented, among the City of Marlborough, acting by and through its Industrial Development Financing Authority, the Lessor and the Trustee, unless the context clearly requires otherwise.

     IN WITNESS WHEREOF, the parties hereto set their hands and seals the day and year first above written.

                                        Nason Hill Trust

                                        /s/ Alfred A. Molinari Jr.
                                        ----------------------------------------

                                        /s/ Maureen K. Molinari
                                        ----------------------------------------
                                        As Trustee of Nason Hill Trust but not
                                           individually



                                        Data Translation, Inc.

                                        By /s/ Alfred A. Molinari Jr.
                                          --------------------------------------
                                                       President


THE COMMONWEALTH OF MASSACHUSETTS)    SS.
COUNTY OF WORCESTER              )

     On this    day of       , 1980, personally appeared before me Alfred A.
Molinari, Jr. and Maureen K. Molinari to me personally known, who, being by me duly sworn, did say that they are Trustees of Nason Hill Trust, under a Declaration of Trust dated November 15, 1979 and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[SEAL]

                                        ____________________________________
                                                   Notary Public

                                        My Commission Expires:

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE dated as of the first day of November, 1984, amending and supplementing the Lease dated as of April 1, 1981, as in effect on the date hereof (the "Lease"), by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979 (the "Lessor"), and DATA TRANSLATION, INC., a Massachusetts corporation with a principal place of business in Marlborough, Massachusetts

                             W I T N E S S E T H

     That the parties hereby agree that Section 2 of the Lease is hereby amended to read as follow:

          "2. To have and to hold the Project for a term commencing on this first day of April, 1981, and ending on December 1, 1994, inclusive, unless sooner terminated as herein provided."

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                        NASON HILL TRUST

                                        By _____________________________________
                                           Alfred A. Molinari, Jr., Trustee


                                        By _____________________________________
                                           Maureen K. Molinari, Trustee

                                        As Trustees of Nason Hill Trust but not
                                          individually



                                        DATA TRANSLATION, INC.

                                        By _____________________________________
                                                 President and Treasurer

                              CONSENT OF TRUSTEE
                              ------------------

     The undersigned, as Trustee under a Mortgage and Indenture of Trust (the "Indenture") dated as of April 1, 1981, as in effect, among the City of Marlborough, acting by and through its Industrial development Financing Authority, the Lessor and the undersigned, hereby consents to all the terms and conditions of the foregoing First Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.
                                           As Trustee


                                        By  ________________________________
                                            A duly authorized officer

As of November 1, 1984


                      CONSENT AND AGREEMENT OF BONDHOLDER
                      -----------------------------------

     The undersigned certifies that it is the holder of all of the City of Marlborough Industrial Revenue Bonds (Data Translation, Inc,--Third Series) currently issued and outstanding pursuant to the Indenture hereinabove referred to, and hereby consents to all the terms and conditions of the foregoing First Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery. The undersigned further directs the Trustee under such Indenture to accept all payments, prepayments and tenders of performance made on behalf of the Borrower (as defined in such Indenture) by any third party with the same force and effect as though made by the Borrower.

                                        CURTIS L. BLAKE 1974 TRUST

                                        By  ____________________________________
                                            Curtis L. Blake, Trustee


                                        By  ____________________________________
                                            Alfred W. Fuller, Trustee

                                        As Trustee of Curtis L. Blake 1974
                                           Trust but not individually

As of November 1, 1984

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     THIS SECOND AMENDMENT TO LEASE dated as of this first day of November, 1980, amending and supplementing the Lease dated as of December 1, 1979, as amended and supplemented by a First Amendment to Lease dated as of April 1, 1980 (said lease, as amended by said First Amendment to Lease, being hereinafter referred to as the "Amended Lease"), by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Marlborough, Massachusetts, hereinafter referred to as the "Lessee".

                             W I T N E S S E T H:
                             -------------------

     1. Section 2 of the Amended Lease shall be and is hereby amended to read as follows:

          "2. To have and to hold the Project for a term of ten (10) years, commencing on the first day of December, 1979, and ending on the first day of December, 1989, unless sooner terminated as herein provided."

     2. The first two lines of Section 3 of the Amended Lease shall be and are hereby amended to read as follows:

          "3. The Lessee agrees to pay rent hereunder, but only insofar as the same is due and payable during the term hereof, the aggregate amount for which provision is made as follow:"

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                   Nason Hill Trust, as Lessor

                                   /s/ Alfred A. Molinari, Jr.
                                   ----------------------------------

                                   /s/ Maureen K. Molinari
                                   ----------------------------------
                                   As Trustees of Nason Hill Trust
                                    but not individually


                                   Data Translation, Inc., as Lessee


                                      /s/ Alfred A. Molinari, Jr.
                                   By -------------------------------
                                        President and Treasurer

THE COMMONWEALTH OF MASSACHUSETTS)
COUNTY OF                        ) SS.

     On this     day of       , 1980, personally appeared before me Alfred A.
Molinari, Jr. and Maureen K. Molinari to me personally known, who, being by me duly sworn, did say that they are Trustees of Nason Hill Trust, under a declaration of Trust dated November 15, 1979 and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[SEAL]

                                                ________________________________
                                                       Notary Public

                                                My Commission Expires:

                              CONSENT AND WAIVER

     Worcester County National Bank, as Trustee (the "Trustee") and as owner of all the Bonds presently outstanding under a Mortgage and Indenture of Trust dated as of December 1, 1979, as amended and supplemented by a First Supplemental Mortgage and Indenture of Trust dated as of April 1, 1980, among the City of Marlborough, acting by and through its Industrial Development Financing Authority, the Lessor, and the Trustee, hereby consents to and approves the execution by the Lessor and the Lessee and the delivery of the foregoing Second Amendment to Lease, and hereby waives any and all notice of the proposed execution and delivery of said Second Amendment to Lease.

                                        WORCESTER COUNTY NATIONAL BANK,
                                          as owner of all of the Bonds
                                          presently outstanding


                                        By [SIGNATURE ILLEGIBLE]
                                           --------------------------------
                                                Vice President

                                        WORCESTER COUNTY NATIONAL BANK,
                                          as Trustee


                                        By [SIGNATURE ILLEGIBLE]
                                           --------------------------------

                           THIRD AMENDMENT TO LEASE
                           ------------------------

     THIS THIRD AMENDMENT TO LEASE dated as of the thirtieth day of November, 1983, amending and supplementing the Lease dated as of December 1, 1979, as amended and in effect on the date hereof (the "Lease"), by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 15, 1979, hereinafter referred to as the "Lessor," and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Marlboro, Massachusetts, hereinafter referred to as the "Lessee"


                              W I T N E S S E T H


     That the parties hereto hereby agree as follows:

     1.   Section 3C of the Lease is hereby deleted in its entirety.

     2. Any payments to Lessor pursuant to Section 3C of the Lease not heretofore made by Lessee are hereby forgiven, and Lessee shall have no further liability with respect to the same.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                  NASON HILL TRUST


                                  /s/ Maureen K. Molinari
                                  --------------------------------------

                                  /s/ Alfred A. Molinari, Jr.
                                  --------------------------------------
                                  As Trustees of Nason Hill Trust
                                    but not individually


                                  DATA TRANSLATION, INC.


                                  BY /s/ Alfred A. Molinari, Jr.
                                     --------------------------------------
                                                  President

                              CONSENT OF TRUSTEE

     The undersigned, as Trustee under a Mortgage and Indenture of Trust dated as of December 1, 1979, as amended and in effect, among the City of Marlboro, acting by and through its Industrial Development Financing Authority, the Lessor and the undersigned, hereby consents to all the terms and conditions of the foregoing Second Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.
                                            As Trustee


                                        By  [SIGNATURE ILLEGIBLE]
                                           -------------------------------
                                           A duly authorized officer

November 30, 1983




                             CONSENT OF BONDHOLDER

     The undersigned certifies that it is the holder of all of the City of Marlboro Industrial Revenue Bonds (Data Translation, Inc. and Data Translation, Inc.--Second Series) currently issued and outstanding pursuant to the Indenture hereinabove referred to, and hereby consents to all the terms and conditions of the foregoing Second Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.
                                            As Trustee


                                        By  [SIGNATURE ILLEGIBLE]
                                           -------------------------------
                                           A duly authorized officer

November 30, 1983

                           FOURTH AMENDMENT TO LEASE
                           -------------------------


     THIS FOURTH AMENDMENT TO LEASE, dated as of the first day of November, 1984, amending and supplementing the Lease dated as of December 1, 1979, as amended and in effect on the date hereof (the "Lease") by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts, corporation with a usual place of business in Marlborough, Massachusettes, hereinafter referred to as the "Lessee"


                              W I T N E S S E T H
                              -------------------


     That the parties hereby agree as follows:

     1. Section 1 of the Lease shall be and is hereby amended to read in its entirety as follows:

           "1. The Lessor hereby leases to the Lessee and the Lessee leases from the Lessor upon the terms and conditions herein set forth the land and premises located at Locke Drive, Marlborough Industrial Park, Marlborough, Massachusetts, as more particularly described in Exhibit A attached to this Lease, with all buildings, additions, improvements and fixtures now or hereafter located on any of said land or in any of said premises (hereinafter referred to as the 'Premises'), and all personal or real and personal property acquired with the proceeds of the $750,000 principal amount of Industrial Revenue Bond (Data Translation, Inc.) of the City of Marlborough (the 'Original Bond') or with the proceeds of the $600,000 principal amount of Industrial Revenue Bond (Data Translation, Inc.--Second Series) of the City of Marlborough (the 'Second Bond') or with the proceeds of the $1,700,000 principal amount of Industrial Revenue Bond (Data Translation, Inc.--Fourth Series) of the City of Marlborough (the 'Fourth Bond') (the Original Bond, the Second Bond and the Fourth Bond being sometimes hereinafter called collectively the 'Project Bond'), including without limitation the property described in Exhibit B attached to this Lease, and any modification thereof, substitutions therefor and additions thereto made in pursuance of the Loan Agreement dated as of December 1, 1979, as from time to time amended and in effect (the 'Loan Agreement'), between the City of Marlborough, acting by and through its Industrial Development Financing Authority, as lender, and the Lessor, as borrower (the 'Leased Machinery'). The Premises and Leased Machinery as they may at any time exist are collectively referred to herein as the 'Project'."

     2. Section 2 of the Lease shall be and is hereby amended to read as follows:

               "2. To have and to hold the Project for a term commencing on the first day of December, 1979 and ending on the first day of December, 1994, unless sooner terminated as herein provided."

     3.  The parties hereto expressly agree that the rental payments under
Section 3(A) of the Lease shall be computed so as to include the payments due under Section 5.1 of the Loan Agreement on account of each of the Original Bond, the Second Bond and the Fourth Bond to the same extent as originally therein provided on account of the Original Bond.

     IN WITNESS WHEREOF, the parties hereto set their hands and seals the day and year first above written.

                                        NASON HILL TRUST

                                        By /s/ Alfred A. Molinari, Jr.
                                           -------------------------------------

                                        By /s/ Maureen K. Molinari
                                           -------------------------------------
                                           As Trustees of Nason Hill Trust,
                                             but not individually

                                         DATA TRANSLATION, INC.

                                        By /s/ Alfred A. Molinari, Jr.
                                           -------------------------------------
                                                  President and Treasurer

THE COMMONWEALTH OF MASSACHUSETTS)
COUNTY OF WORCESTER              ) SS.

     On this 7th day of November, 1984, personally appeared before me Alfred A. Molinari, Jr. and Maureen K. Molinari to me personally known, who, being by me duly sworn, did say that they are Trustee of Nason Hill Trust, under a Declaration of Trust dated November 15, 1979 and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[SEAL]
                                           /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                                     Notary Public

                                           My Commission Expires: 7/6/96

                           FIFTH AMENDMENT TO LEASE
                           ------------------------

     THIS FIFTH AMENDMENT TO LEASE, dated as of April 22, 1987, amending and supplementing the Lease dated as of December 1, 1979, as amended and in effect on the date hereof (the "Lease") by the between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Marlborough, Massachusetts, hereinafter referred to as the "Lessee"

                              W I T N E S S E T H
                              -------------------

     That the parties hereby agree as follows:

     1. Section 1 of the Lease shall be and is hereby amended by adding the phrase "the $1,000,000 Promissory Note dated April 22, 1987 of the Lessor in favor of Shawmut Worcester County Bank, N.A. (the "Note") or with the proceeds of" immediately after the phrase "property acquired with the proceeds of" appearing in the first sentence thereof.

     2. Section 3(A) of the Lease is hereby amended by adding a new second sentence at the end thereof reading in its entirety as follows: "The Lessee shall also pay, to the holders of the Note and in immediately available funds, on or prior to the date on which such payment is due, an amount equal to the payment coming due on such date under the Note."

     3.   The parties hereto expressly agree that any rental payments under
Section 3(F) of the Lease shall be computed so as to include payments due with respect to the Note to the same extent as therein provided with respect to the Bond.

     4. Section 14(A) of the Lease is hereby amended by adding a new second sentence at the end thereof reading in its entirety as follows: "Any amount remaining after application as provided in the preceding sentence shall be paid over to the holders of the Note to the extent necessary to prepay the Note in full, together with any accrued interest and premium thereon, and any further amount thereafter remaining shall be paid over to the Lessor."

     5. So long as any portion of the Note is outstanding, the Lease may not be terminated under Section 14(B) or Section 15 of the Lease or otherwise, or amended under Section 20 of the Lease or otherwise, without, in addition to any other consents required under the Lease, the written consent of all holders of the Note.

     IN WITNESS WHEREOF, the parties hereto set their hand under seal as of the day and year first above written.

                                         NASON HILL TRUST

                                              /s/ Alfred A. Molinari Jr.
                                         By --------------------------------

                                             /s/ Maureen K. Molinari
                                         By --------------------------------
                                             As Trustees of Nason Hill Trust,
                                               but not individually


                                         DATA TRANSLATION, INC.

                                             /s/ Alfred A. Molinari Jr.
                                         By --------------------------------
                                               President


THE COMMONWEALTH OF MASSACHUSETTS)
COUNTY OF WORCESTER              ) SS.

     On this Monday of April, 1987, personally appeared before me Alfred A. Molinari, Jr. and Maureen K. Molinari to me personally known, who, being by me duly sworn, did say that they are Trustees of Nason Hill Trust, under a Declaration of Trust dated November 15, 1979 and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[SEAL]

                                         [SIGNATURE ILLEGIBLE]
                                         -----------------------------
                                                 Notary Public

                                         My Commission Expires: [DATE ILLEGIBLE]

                              CONSENT OF TRUSTEE
                              ------------------

     The undersigned, as Trustee under a Mortgage and Indenture of Trust (the "Indenture") dated as of December 1, 1979, as amended and in effect, among the City of Marlborough, acting by and through its Industrial Development Financing Authority, the Lessor and the undersigned, hereby consents to all the terms and conditions of the foregoing Fifth Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                   SHAWMUT WORCESTER COUNTY BANK, N.A.
                                      As Trustee


                                      [SIGNATURE ILLEGIBLE]
                                   By ---------------------------------
                                      A duly authorized officer


                      CONSENT AND AGREEMENT OF BONDHOLDER
                      -----------------------------------

     The undersigned certifies that it is the holder of all of the City of Marlborough Industrial Revenue Bonds (Data Translation, Inc.--First, Second and Fourth Series) currently issued and outstanding pursuant to the Indenture hereinabove referred to, and herby consents to all the terms and conditions of the foregoing Fifth Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                   SHAWMUT WORCESTER
                                     COUNTY BANK, N.A.


                                      [SIGNATURE ILLEGIBLE]
                                   By -----------------------------------
                                      A duly authorized officer

                           SIXTH AMENDMENT TO LEASE
                           ------------------------


     THIS SIXTH AMENDMENT TO LEASE, dated as of April 5, 1988, amending and supplementing the Lease as of December 1, 1979, as amended and in effect on the date hereof (the "Lease") by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Marlborough, Massachusetts, hereinafter referred to as the "Lessee".


                             W I T N E S S E T H
                             -------------------


     That the parties hereby agree as follows:

     1. Section 1 of the Lease shall be and is hereby amended by deleting the phrase "the $1,000,000 Promissory Note dated April 22, 1987 of the Lessor in favor of Shawmut Worcester County Bank, N.A. (the "Note") or with the proceeds of" immediately after the phrase "property acquired with the proceeds of appearing in the first sentence thereof and inserting in lieu thereof the following: "the $5,000,000 Promissory Note dated April 5, 1988 of the Lessor in favor of the Shawmut Worcester County Bank, N.A. (and any extensions, renewals and refinancings thereof) (together, the "Note") or with the proceeds of."

     2. The term "Premises" as defined in Section 1 of the Lease shall include any structures built on the land known as Lot 2G in Marlboro Industrial Park.

     3.   The parties hereto expressly agree that any rental payments under
Section 3(F) of the Lease shall be computed so as to include payments due with respect to the Note to the same extent as therein provided with respect to the Bond.

     4. So long as any portion of the Note is outstanding, the Lease may not be terminated under Section 14(B) or Section 15 of the Lease or otherwise, or amended under Section 20 of the Lease or otherwise, without, in addition to any other consents required under the Lease, the written consent of all holders of the Note.

     IN WITNESS WHEREOF, the parties hereto set their hands under seal as of the day and year first above written.

                                          NASON HILL TRUST

                                          By  /s/ Alfred A. Molinari Jr.
                                             -----------------------------------

                                          By  /s/ Maureen K. Molinari
                                             -----------------------------------
                                              As Trustees of Nason Hill Trust,
                                                but not individually


                                          DATA TRANSLATION, INC.

                                          By  /s/ Alfred A. Molinari Jr.
                                             -----------------------------------
                                                  President


THE COMMONWEALTH OF MASSACHUSETTS)
COUNTY OF WORCESTER              ) ss.

     On this 5th day of April, 1988, personally appeared before me Alfred A. Molinari, Jr. and Maureen K. Molinari to me personally known, who, being by me duly sworn, did say that they are Trustees of Nason Hill Trust, under a Declaration of Trust dated November 15, 1979 and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[SEAL]

                                              [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                                        Notary Public

                                             My Commission Expires: 7/6/90

                              CONSENT OF TRUSTEE
                              ------------------

     The undersigned, as Trustee under a Mortgage and Indenture of Trust (the "Indenture") dated as of December 1, 1979, as amended and in effect, among the City of Marlborough, acting by and through its Industrial Development Financing Authority, the Lessor and the undersigned, hereby consents to all the terms and conditions of the foregoing Sixth Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.
                                          As Trustee

                                           [SIGNATURE ILLEGIBLE]
                                        By -----------------------------------
                                           A duly authorized officer



                      CONSENT AND AGREEMENT OF BONDHOLDER
                      -----------------------------------

     The undersigned certifies that it is the holder of all of the City of Marlborough Industrial Revenue Bonds (Data Translation, Inc.--First, Second and Fourth Series) currently issued and outstanding pursuant to the Indenture hereinabove referred to, and hereby consents to all the terms and conditions of the foregoing Sixth Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER
                                          COUNTY BANK, N.A.


                                           [SIGNATURE ILLEGIBLE]
                                        By ---------------------------------
                                           A duly authorized officer

                          SEVENTH AMENDMENT TO LEASE
                          --------------------------

     THIS SEVENTH AMENDMENT TO LEASE, dated as of June 22, 1988, amending and supplementing the Lease dated as of December 1, 1979, as amended and in effect on the date hereof (the "Lease") by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Marlborough, Massachusetts, hereinafter referred to as the "Lessee".

                              W I T N E S S E T H
                              -------------------

     The Parties hereby agree as follows:

     1. The Lessor may apply up to $500,000 of the proceeds of the Note (as defined in the Lease) for purposes other than the acquisition, construction or equipping of structures built on the land known as Lots 2F and 2G in Marlboro Industrial Park, any proceeds so applied being referred to herein as "Excluded Proceeds."

     2. The term "Premises" as defined in Section 1 of the Lease shall exclude any real or personal property acquired, constructed or equipped with the Excluded Proceeds.

     3.  The parties hereto expressly agree that all rental payments under
Section 3(F) of the Lease shall be computed so as to exclude payments of principal and interest due with respect to a principal amount of the Note (as defined in the Lease) equal to the Excluded Proceeds.

     4. The Lease as modified hereby is hereby confirmed as being in full force and effect.

     IN WITNESS WHEREOF, the parties hereto set their hands under seal as of the day and year first above written.

                                             NASON HILL TRUST

                                                 /s/ Alfred A. Molinari, Jr.
                                             By: ------------------------------

                                                 /s/ Maureen K. Molinari
                                             By: ------------------------------
                                                 As Trustees of Nason Hill
                                                   Trust, but not
                                                   individually

                                             DATA TRANSLATION, INC.


                                                 /s/ Alfred A. Molinari, Jr.
                                             By: -------------------------------
                                                 President

THE COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF MIDDLESEX                 )  SS.
          ------------------

     On this     day of       , 1988, personally appeared before me Alfred A.
Molinari, Jr. and Maureen K. Molinari to me personally known, who, being by me duly sworn, did say that they are Trustees of Nason Hill Trust, under a Declaration of Trust dated November 15, 1979 and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[SEAL]

                                             /s/ Catherine L. Grady
                                             -----------------------------------
                                             Notary Public
                                             Catherine L. Grady
                                             My Commission Expires:5/9/91

                              CONSENT OF TRUSTEE
                              ------------------

     The undersigned, as Trustee under a Mortgage and Indenture of Trust (the "Indenture") dated as of December 1, 1979, as amended and in effect, among the City of Marlborough, acting by and through its Industrial Development Financing Authority, the Lessor and the undersigned, hereby consents to all the terms and conditions of the foregoing Seventh Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.
                                          As Trustee


                                        By: [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                           A duly authorized officer

                 CONSENT AND AGREEMENT OF BOND AND NOTE HOLDER
                 ---------------------------------------------

     The undersigned certifies that (1) it is the holder of all of the City of Marlborough Industrial Revenue Bonds (Data Translation, Inc. -- First, Second and Fourth Series) currently issued and outstanding pursuant to the Indenture hereinabove referred to and is the holder of the Note (as defined in the Lease hereinabove referred to), (2) it hereby consents to all the terms and conditions of the foregoing Seventh Amendment to Lease and approves its execution and delivery by the parties, and (3) it hereby waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.


                                        By: [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                           A duly authorized officer

                           EIGHTH AMENDMENT TO LEASE
                           -------------------------

     THIS EIGHTH AMENDMENT TO LEASE, dated as of November 29, 1989, amending and supplementing the Lease dated as of December 1, 1979, as amended and in effect on the date hereof (the "Lease") by and between ALFRED A. MOLINARI, JR. AND MAUREEN K. MOLINARI, TRUSTEES OF NASON HILL TRUST under a Declaration of Trust dated November 15, 1979 and recorded with the Middlesex County Registry of Deeds (Southern District) in Book 13839, Page 406, on November 16, 1979, hereinafter referred to as the "Lessor", and DATA TRANSLATION, INC., a Massachusetts corporation with a usual place of business in Marlborough, Massachusetts, hereinafter referred to as the "Lessee".

                              W I T N E S S E T H
                              -------------------

     That the parties hereby agree as follows:

     1. Section 1 of the Lease shall be and is hereby amended by deleting the phrase "the $5,000,000 Promissory Note dated April 15, 1988 of the Lessor in favor of Shawmut Worcester County Bank, N.A. (and any extensions, renewals and refinancings thereof (the "Note") or with the proceeds of" immediately after the phrase "property acquired with the proceeds of" appearing in the first sentence thereof and inserting in lieu thereof the following: "the $6,000,000 Promissory Note dated November 29, 1989 of the Lessor in favor of the Shawmut Worcester County Bank, N.A. (and any extensions, renewals and refinancings thereof) (together, the "Note") or with the proceeds of."

     2. The Lessor may apply any portion of the proceeds of the Note (as defined in the Lease) not used for purposes of acquisition construction or equipping of structures built on the land known as Lots 2F and 2G in Malboro Industrial Park as it sees fit, such proceeds as so applied being referred to herein as "Excluded Proceeds."

     3. The term "Premises" as defined in Section 1 of the Lease shall exclude any real or personal property acquired, constructed or equipped with the Proceeds but shall include the land and improvements leased to Lessee under a certain lease between Lessor and Lessee dated as of April 1, 1981, upon the expiration of the term of said Lease.

     4. Section 2 of the Lease is hereby amended by deleting the existing text and replacing it with:

               "To have and to hold the Project for a term of ten (10) years, commencing on the first day of November, 1989, and ending on the first day of December, 1999 unless sooner terminated as herein provided."

     5.  Section 3 of the Lease is hereby amended as follows:

     5.1. Sections 3(A), 3(B) and 3(F) of the Lease are hereby deleted.

     5.2. The following shall be added as Section 3(A):

     "The Lessee shall pay semi-annually during the term hereof, on or before the twenty-ninth day of May and the twenty-ninth day of November of each year of such term, the Basic Rent for such year. "Basic Rent" shall mean the sum of (i) One million, ninety-two thousand dollars ($1,092,000) per annum and (ii) any additional interest costs payable by Lessor in such year under the Note due to the failure of Lessee to maintain the financial ratios required for the most favorable rate of interest under said Note, Less any amounts payable by Lessee in such year under Sections 3(A) and 3(D) of a certain Lease dated as of April 1, 1981 between Lessor and Lessee. Of such Basic Rent, the amount necessary to provide for debt service on the Bonds shall be paid to the Indenture Trustee, and the balance shall be paid to the Lessor."

     6. The Lease as modified hereby is hereby confirmed as being full force and effect.

     IN WITNESS WHEREOF, the parties hereto set their hands and seals as of the day and year first above written.

                                             NASON HILL TRUST


                                                /s/ Alfred A. Molinari Jr.
                                             By --------------------------------

                                                /s/ Maureen K. Molinari
                                             By --------------------------------
                                                 As Trustees of Nason Hill Trust
                                                 but not individually


                                             DATA TRANSLATION, INC.

                                                /s/ Alfred A. Molinari Jr.
                                             By --------------------------------
                                                  President

THE COMMONWEALTH OF MASSACHUSETTS)
COUNTY OF WORCESTER              )  SS.

     On this 29th day of November, 1989, personally appeared before me Alfred A. Molinari, Jr. and Maureen K. Molinari, to me personally know, who, being by me duly sworn, did say that they are Trustees of Nason Hill Trust, under a Declaration of Trust dated November 15, 1979, and said Trustees acknowledged the foregoing to be their free act and deed as Trustees of Nason Hill Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                              [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
(Seal)                                       Notary Public
                                             My Commission Expires: 7/6/90

                              CONSENT OF TRUSTEE
                              ------------------

     The undersigned, as Trustee under a Mortgage and Indenture of Trust (the "Indenture") dated as of December 1, 1979, as amended and in effect, among the City of Marlborough, acting by and through its Industrial Development Financing Authority, the Lessor and the undersigned, hereby consents to all the terms and conditions of the foregoing Eighth Amendment to Lease, approves its execution and delivered by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER COUNTY BANK, N.A.
                                         As Trustee


                                            [SIGNATURE ILLEGIBLE]
                                        By: -----------------------
                                               A duly authorized officer


                      CONSENT AND AGREEMENT OF BONDHOLDER
                      -----------------------------------

     The undersigned certifies that is the holder of all of the City of Marlborough Industrial Revenue Bonds (Data Translation - First, Second and Fourth Series) currently issued and outstanding pursuant to the Indenture hereinabove referred to, and hereby consents to all the terms and conditions of the foregoing Eight Amendment to Lease, approves its execution and delivery by the parties, and waives any and all notice of such execution and delivery.

                                        SHAWMUT WORCESTER
                                        COUNTY BANK, N.A.


                                            [SIGNATURE ILLEGIBLE]
                                        By: ---------------------------
                                              A duly authorized officer

                                      -3-